UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 20, 2007


                                NVCN CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as specified in Charter)

                          Commission File No.  0-13187
                                              ---------

                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)

                                   13-3074570
                      ------------------------------------
                      (I.R.S. Employer Identification No.)

              1800 Wooddale Drive, Suite 208, Woodbury, Minnesota
          -----------------------------------------------------------
                    (Address of Principal Executive Office)

                                     55125
                                   ----------
                                   (Zip Code)

       Registrant's Telephone Number, Including Area Code: (651) 452-1606


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On June 18, 2007, NVCN Corporation (the "Registrant") agreed to a mutual termination of the Share Exchange Agreement (the "Agreement") previously made on September 1, 2006, by and between the Company and the sole shareholder of COMPANHIA MELHORALENTOS DE VILA BALNEARIA, S.A., which agreement was previously reported by the Registrant in a current report on Form 8-K filed with the Securities and Exchange Commission on September 7, 2006.

This action became necessary because the Registrant has been unable, despite the best efforts of the Registrant's management, to fulfill a condition of the Agreement calling for the settlement and satisfaction of a judgment (the "Judgment") against the Registrant held by I-Flow Corporation.

The Judgment was entered on May 31, 2000, and permanently enjoins the Registrant and certain other persons from infringing U.S. Patent No's 5,080,652 and 5,284,481 during the remaining term of such patents, and orders the Registrant to pay I-Flow Corporation, the holder of such patents, monetary damages of $1,344,581.68, together with interest thereon.

ITEM 8.01   OTHER EVENTS

On May 7, 2007, the Registrant relocated its principal executive offices from 2535 Pilot Knob Road, Suite 118, Mendota Heights, Minnesota, to 1800 Wooddale Drive, Suite 208, Woodbury, Minnesota 55125. The Registrant's telephone number remains the same.


                                   Signatures
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NVCN CORPORATION




Date:  June 20, 2007               By:  /s/ Gary Borglund
                                   ---------------------------
                                   Gary Borglund
                                   Chief Executive Officer

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